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RAE Systems Inc.
RAE Systems Inc.
(AMEX: RAE)
(AMEX: RAE)
Bob Chen, President & CEO
Bob Chen, President & CEO
Don Morgan, Vice President & CFO
Don Morgan, Vice President & CFO
Bob Durstenfeld, Director, Corp. Marketing
Bob Durstenfeld, Director, Corp. Marketing
Fall 2006
Fall 2006
Exhibit 99.1

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Safe Harbor Statement
Safe Harbor Statement
This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the
Private Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”,
“will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements.
Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

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Mission
Mission
Provide
Provide
rapidly-deployable
rapidly-deployable
sensor networks
sensor networks
that enable customers to identify
that enable customers to identify
safety and security threats in real-time
safety and security threats in real-time

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Company History
Company History
2004 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1993 1992 1991 2005
Company founded by
Company founded by
Robert I. Chen (current CEO)
Robert I. Chen (current CEO)
& Peter Hsi (current CTO)
& Peter Hsi (current CTO)
$1.1M
$1.1M
angel
angel
funding
funding
Public via
Public via
reverse merger
reverse merger
$32 M
$32 M
secondary
secondary
offering
offering
KLH acquisition
KLH acquisition
Moved to AMEX
Moved to AMEX
Sept. 11,
Sept. 11,
2001
2001
Established operations
Established operations
in China
in China
2006 2007
Aegison
Aegison
DVR
DVR
acquisition
acquisition

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Products
Products
Handheld
Handheld
Detect toxic gases
Detect toxic gases
& radiation sources
& radiation sources
Portable
Portable
Rugged
Rugged
Wireless network
Wireless network
compatible
compatible
Sensor Systems
Sensor Systems
Integrated &
Integrated &
actionable threat
actionable threat
information
information
Mobile & fixed
Mobile & fixed
digital video storage
digital video storage
Integrated sensor
Integrated sensor
data
data
Integrated
Integrated
Video Systems
Video Systems
Sensor triggered
Sensor triggered
video storage
video storage
Rapidly deployed
Rapidly deployed
Wireless networks
Wireless networks
/Web enabled remote
/Web enabled remote
monitoring
monitoring
Integrated data
Integrated data (GPS,
(GPS,
weather) weather)

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Global Convergence of Safety and Security
Global Convergence of Safety and Security
High
Low
Low High
Degree of Security
Canary
Pre-1900s
Personal Protection
1900s
Area Protection
2000s
Pervasive Sensing and
Integrated Data Management
Today
Guns, Gates & Guards
Video
Surveillance
Analog 1980s
Digital 1990s

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Government & Security
Government & Security
Military
Military
First Responders
First Responders
Public Venue
Public Venue
Protection
Protection
Port / Border
Port / Border
Security
Security
Industrial / Environmental Safety
Industrial / Environmental Safety
Confined Space
Confined Space
Hazardous Waste
Hazardous Waste
Oil & Gas
Oil & Gas
Environmental
Environmental
Monitoring
Monitoring
Markets
Markets

Protection through Detection 8 Government Government Commercial Commercial Customers Customers Regulatory Economic Purchase Purchase Drivers Drivers Health & Safety Security Health & Safety Security

Protection through Detection 9 RAE Systems Business RAE Systems Business Components & Accessories Services Instrumentation Security Systems

Protection through Detection 10 2005 Business Mix 2005 Business Mix Instrumentation 55% KLH 30% Service 3% Consumables 12%

Protection through Detection 11 2005 KLH Business Mix 2005 KLH Business Mix Engr. Services Engr. Services 16% 16% RAE Mfg. RAE Mfg. 26% 26% KLH Mfg. KLH Mfg. 35% 35% OEM Resale OEM Resale 23% 23%

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Worldwide Presence
Worldwide Presence
Shanghai Shanghai
Tokyo Tokyo
Hong Kong Hong Kong
Singapore Singapore
France France
Spain Spain
U.K. U.K.
Benelux Benelux
Beijing Beijing
San Jose, CA San Jose, CA
Denmark Denmark
Dubai Dubai

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Geographic Mix
Geographic Mix
Americas Americas
66% 66%
Europe Europe
10% 10%
Asia Asia
24% 24%
Americas
Americas
56%
56%
Europe
Europe
11%
11%
Asia
Asia
33%
33%
2004
2004
$ 45.8M
$ 45.8M
2005
2005
$ 60.3M
$ 60.3M

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Sensor Technology
Sensor Technology
Photo-Ionization Detection (PID)
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Combustible
Chemical Detection Tube
Corona Discharge
Ion Mobility
Electro-chemical
Solid Polymer
Infrared
Radiation Radiation
Speciation
A world leader in photo-
A world leader in photo-
ionization technology for
ionization technology for
detection of volatile
detection of volatile
organic compounds
organic compounds
(e.g. gasoline, benzene)
(e.g. gasoline, benzene)
2005 2006

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Intellectual Property
Intellectual Property
20 patents focused on
20 patents focused on
chemical sensor and
chemical sensor and
digital video technologies
digital video technologies
9 years remaining on
9 years remaining on
fundamental PID patents
fundamental PID patents

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Alarm
Alarm
Measurement
Measurement
BadgeRAE
BadgeRAE
ToxiRAE
ToxiRAE
MultiRAE
MultiRAE
MiniRAE 2000
MiniRAE 2000
ppbRAE
ppbRAE
AreaRAE
AreaRAE
Hazard Detection Evolution
Hazard Detection Evolution
Area Monitoring
Area Monitoring
Pervasive Sensing
Pervasive Sensing
RAEWatch
RAEWatch
Value       Real-time Decision Support
Value       Real-time Decision Support

Protection through Detection 17 Application Application Incident Command & Control Incident Command & Control

Protection through Detection 18 Application Application Public Venue Security Public Venue Security

Protection through Detection 19 Application Application Fixed and Mobile Digital Video Fixed and Mobile Digital Video

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Emerging
Emerging
Application
Application
Building Air Quality & Security Monitoring
Building Air Quality & Security Monitoring
Sensor/RF Node
Sensor/RF Node
Network Interrogator
Network Interrogator

Protection through Detection Markets & Markets & Growth Opportunities Growth Opportunities

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Market Opportunity
Market Opportunity
Homeland
Security
CBRNE
Spending
$421 Million
FY2006 budget request
7% Y/Y growth
U.S. Department of
Homeland Security
And Civitas Group
Industrial
Chemical
Sensor
Market
$2.8 Billion
8.5% projected growth per
year through 2008
Freedonia report:
Chemical Sensors to
2008: Liquid, Gas &
Biosensors
China
Industrial
Spending
Growth
+17%
Jan-June ’05 to ‘06
(factories, equipment,
property & infrastructure)
National Bureau of
Statistics
Aug. 2006

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Market Drivers
Market Drivers
Industrialized countries
Industrialized countries
Terrorism and other safety
Terrorism and other safety
and security concerns
and security concerns
Environmental & industrial
Environmental & industrial
regulations
regulations
Developing countries
Developing countries
Growing industrial
Growing industrial
infrastructure
infrastructure
Increasing focus on human
Increasing focus on human
health, safety and security
health, safety and security

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Competitive Environment
Competitive Environment
History: North American mining industry
History: North American mining industry
COMPETITIVE
COMPETITIVE
STRENGTHS
STRENGTHS
•
•
Leader in wireless
Leader in wireless
sensing systems
sensing systems
•
•
Strong brand
Strong brand
•
•
Broad sensor
Broad sensor
product offering
product offering
•
•
Strong presence in
Strong presence in
China market
China market

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Information
Information
Value
Value
Real-time
Real-time
Decision
Decision
Support
Support
Emerging Market Potential
Emerging Market Potential
$500 $500
$10,000 $10,000
$0.10 $0.10
Thousands
Thousands
Millions
Millions
Number of Sensors
Number of Sensors
Personal
Personal
Protection
Protection
Area
Area
Protection
Protection
Pervasive
Pervasive
Sensing
Sensing

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Growth Strategy
Growth Strategy
Expand leadership & partnerships in wireless
Expand leadership & partnerships in wireless
sensor networks for safety and security
sensor networks for safety and security
Increase market share in Europe & Asia
Increase market share in Europe & Asia
through channel development
through channel development
Aggressively pursue rapidly growing safety,
Aggressively pursue rapidly growing safety,
environmental & security markets in China
environmental & security markets in China
Selectively establish strategic partnerships &
Selectively establish strategic partnerships &
acquire complementary solutions
acquire complementary solutions

Protection through Detection Financial Financial Overview Overview

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Revenue Growth
Revenue Growth
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$21.8M
$19.0M
$18.4M
$10.8M
$9.4M
$45.5M
CAGR
CAGR
30%
30%
$50
$50
$60
$60
2005
2005
$60.3M

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2006 Guidance
2006 Guidance
(*per July 2006 conference call)
(*per July 2006 conference call)
$10
$10
$20
$20
$30
$30
$40
$40
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
1999
1999
1998
1998
$31.4M
$21.8M
$19.0M
$18.4M
$10.8M
$9.4M
$64-68M
(E)
2006 Sales
2006 Sales
Guidance
Guidance
$64M to $68M*
$64M to $68M*
$50
$50
2005
2005
$45.5M
$60
$60
$70
$70
$60.3M
2006 E*
2006 E*

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Income Statement
Income Statement
2003 -2005 Comparison
2003 -2005 Comparison
Total Year
Total Year
2003
2003
Total Year
Total Year
2004
2004
Revenue
Revenue
Gross Profit
Gross Profit
R&D
R&D
Sales & Sales &
Mktg Mktg
G&A
G&A
Net
Income (Loss)
EPS
EPS
$ 60.3 M
COGS
COGS
$(0.8)M
$35.6 M
$ 16.6 M
$ 24.7 M
TOTAL
TOTAL
$ 5.3 M
$ 13.3 M
$ 37.2 M
$(0.01)/share
$45.5 M
$2.3 M
$ 27.0 M
$ 10.3 M
$18.5 M
$ 4.3 M
$ 8.9 M
$ 23.5 M
$0.04 /share
$ 31.4 M
$ 2.7 M
$19.3 M
$ 7.3 M
$12.1 M
$ 3.0 M
$ 5.2 M
$ 15.5 M
$ 0.06/share
$ 2.0 M
Loss on Loss on
Lease Lease
Total Year
Total Year
2005
2005

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Income Statement
Income Statement
Q2 and Six Months Ended June 30 --
Q2 and Six Months Ended June 30 --
2006/2005
2006/2005
Comparisons
Comparisons
2006 -Unaudited
2006 -Unaudited
Q2
2006
Q2
2005
Revenue
Gross Profit
R&D
Sales &
Mktg
G&A
Net
Income (Loss)
EPS
COGS
TOTAL
$ 13.6 M
$ (1.3) M
$ 8.3 M
$ 4.5 M
$ 5.3 M
$ 1.4 M
$ 3.3 M
$ 11.2 M
$ (0.02) /share
$ 15.9 M
$ (0.05) M
$ 8.5 M
$ 4.4 M
$ 7.4 M
$ 1.5 M
$ 3.0 M
$ 8.9 M
$ 0.00/share
$ 2.0 M
Loss on
Lease
6 Mos
2006
6 Mos
2005
$ 25.9 M
$ (1.2)  M
$ 15.5 M
$ 7.9 M
$ 10.4 M
$ 2.5 M
$ 5.8 M
$ 18.2 M
$ (0.02) /share
$ 28.3 M
$ (1.1) M
$ 15.2 M
$ 8.5 M
$ 13.1 M
$ 2.7 M
$ 6.0 M
$ 17.2 M
$ (0.02)/share
$ 2.0 M

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High-Leverage
High-Leverage
Business Model
Business Model
Gross Margin
Gross Margin
50% -
50% -
60%
60%
Pre-Tax
Pre-Tax
Operating Income
Operating Income
Target
Target
10% -
10% -
20%
20%
Strong
Strong
Balance Sheet
Balance Sheet
Cash &
Cash &
Investments*
Investments*
$ 26.3 M
$ 26.3 M
Debt*
Debt*
$ 1.7 M
$ 1.7 M
* As of June 30, 2006

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Summary
Summary
RAE Systems Investment Proposition
RAE Systems Investment Proposition
Growing worldwide safety & security markets
Growing worldwide safety & security markets
Convergence of Safety & Security
Broad customer base & rapidly emerging applications
Sustainable technical advantages
Sustainable technical advantages
Proprietary sensor technology
System know-how & domain knowledge
Strong brand & worldwide market presence
Strong brand & worldwide market presence
Products deployed in over 65 countries
Localized sales & support / cost-efficient manufacturing in China
Financial strength
Financial strength
Strong balance sheet and access to capital
High-leverage business model

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Contact Us
Contact Us
Company Information:
Company Information:
InvestorRelations@RAESystems.com
InvestorRelations@RAESystems.com
408-952-8449
408-952-8449
www.RAESystems.com
www.RAESystems.com
IR Agency Contact:
IR Agency Contact:
Kirsten Chapman
Kirsten Chapman
415-433-3777
415-433-3777
Kirsten@lhai-sf.com
Kirsten@lhai-sf.com

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Index
Index
1.
RAE Systems Inc.
2.
Safe Harbor
3.
Mission
4.
Company History
5.
Products
6.
Convergence of Safety & Security
7.
Markets
8.
Customers
9.
RAE Systems Business
10.
2005 Business Segment Mix
11.
2005 KLH Business Mix
12.
Worldwide Presence
13.
Geographic Mix
14.
Sensor Technology
15.
Intellectual Property
16.
Hazard Detection Evolution
17.
Application - Incident Command
18.
Application - Public Venue Security
19.
Application - Fixed & Mobile Digital Video
20.
Emerging Application - Building Air Quality
Monitoring
21.
Markets & Growth Opportunities
22.
Market Opportunity
23.
Market Drivers
24.
Competitive Environment
25.
Emerging Market Potential
26.
Growth Strategy
27.
Financial  Overview
28.
Revenue Growth
29.
2006 Guidance
30.
Income Statement 2003-2005
31.
Income Statement Q2/2006 vs. Q1/2005
32.
High-Leverage Business Model
33.
Summary
34.
Contact Us
35.
Index